TRANSAMERICA PARTNERS PORTFOLIOS

RESULTS OF HOLDER PROXIES

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of security holders and to provide final results. Accordingly, the Board of Trustees of the Funds solicited a vote by the holders for the matters below.

At the special meetings of shareholders held on February 10, 2017, the results were as follows:

PROXY I
PROPOSAL 3C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica High Yield Bond's
acquisition of all of the assets of
Transamerica Partners High Yield
Bond Portfolio, in exchange for
Transamerica High Yield Bond's
assumption of all of the liabilities of
Transamerica Partners High Yield
Bond Portfolio and Class I3 shares
of Transamerica High Yield Bond,
and the distribution of the Class I3
shares of Transamerica High Yield
Bond to the holders of the beneficial
interests in Transamerica Partners
High Yield Bond Portfolio in
complete redemption of their
Transamerica Partners High Yield
Bond Portfolio beneficial interests,
and (ii) the dissolution of
Transamerica Partners High Yield
Bond Portfolio;

Transamerica Partners High Yield Bond Portfolio
Record Date - October 14, 2016
             Shares Voted  % of Voted  % of Total
For       536,470,356.168     96.409%     64.978%
Against     7,124,550.881      1.280%      0.863%
Abstain    12,856,326.525      2.310%      1.557%
Broker Non-Vote     0.000      0.000%      0.000%
Total     556,451,233.573    100.000%     67.398%

PROPOSAL 4C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica International Equity's
acquisition of all of the assets of
Transamerica Partners International
Equity Portfolio, in exchange for
Transamerica International Equity's
assumption of all of the liabilities of
Transamerica Partners International
Equity Portfolio and Class I3 shares
of Transamerica International
Equity, and the distribution of the
Class I3 shares of Transamerica
International Equity to the holders
of the beneficial interests in
Transamerica Partners International
Equity Portfolio in complete
redemption of their Transamerica
Partners International Equity
Portfolio beneficial interests, and
(ii) the dissolution of Transamerica
Partners International Equity
Portfolio;

Transamerica Partners International Equity
Portfolio
Record Date - October 14, 2016
            Shares Voted  % of Voted  % of Total
For      298,965,135.226     95.477%     81.618%
Against    3,671,295.580      1.172%      1.002%
Abstain   10,492,338.394      3.351%      2.864%
Broker Non-Vote    0.000      0.000%      0.000%
Total    313,128,769.200    100.000%     85.485%

PROPOSAL 5C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Mid Cap Growth's
acquisition of all of the assets of
Transamerica Partners Mid Growth
Portfolio, in exchange for
Transamerica Mid Cap Growth's
assumption of all of the liabilities of
Transamerica Partners Mid Growth
Portfolio and Class I3 shares of
Transamerica Mid Cap Growth, and
the distribution of the Class I3
shares of Transamerica Mid Cap
Growth to the holders of the
beneficial interests in Transamerica
Partners Mid Growth Portfolio in
complete redemption of their
Transamerica Partners Mid Growth
Portfolio beneficial interests, and
(ii) the dissolution of Transamerica
Partners Mid Growth Portfolio;

Transamerica Partners Mid Growth Portfolio
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For     69,741,575.129     94.715%     73.725%
Against    869,811.407      1.181%      0.919%
Abstain  3,022,067.827      4.104%      3.195%
Broker Non-Vote  0.000      0.000%      0.000%
Total   73,633,454.362    100.000%     77.839%

PROPOSAL 6C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Mid Cap Value
Opportunities' acquisition of all of
the assets of Transamerica Partners
Mid Value Portfolio, in exchange
for Transamerica Mid Cap Value
Opportunities' assumption of all of
the liabilities of Transamerica
Partners Mid Value Portfolio and
Class I3 shares of Transamerica Mid
Cap Value Opportunities, and the
distribution of the Class I3 shares of
Transamerica Mid Cap Value
Opportunities to the holders of the
beneficial interests in Transamerica
Partners Mid Value Portfolio in
complete redemption of their
Transamerica Partners Mid Value
Portfolio beneficial interests, and
(ii) the dissolution of Transamerica
Partners Mid Value Portfolio;

Transamerica Partners Mid Value Portfolio
Record Date - October 14, 2016
            Shares Voted  % of Voted  % of Total
For      620,415,413.071     94.419%     74.279%
Against   20,371,348.128      3.100%      2.439%
Abstain   16,299,217.853      2.481%      1.951%
Broker Non-Vote    0.000      0.000%      0.000%
Total    657,085,979.052    100.000%     78.669%

PROPOSAL 8C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Growth's
acquisition of all of the assets of
Transamerica Partners Small
Growth Portfolio, in exchange for
Transamerica Small Cap Growth's
assumption of all of the liabilities of
Transamerica Partners Small
Growth Portfolio and Class I3
shares of Transamerica Small Cap
Growth, and the distribution of the
Class I3 shares of Transamerica
Small Cap Growth to the holders of
the beneficial interests in
Transamerica Partners Small
Growth Portfolio in complete
redemption of their Transamerica
Partners Small Growth Portfolio
beneficial interests, and (ii) the
dissolution of Transamerica Partners
Small Growth Portfolio;

Transamerica Partners Small Growth Portfolio
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For     56,507,015.647     96.482%     85.482%
Against    386,591.915      0.660%      0.585%
Abstain  1,674,061.998      2.858%      2.532%
Broker Non-Vote  0.000      0.000%      0.000%
Total   58,567,669.559    100.000%     88.599%

PROPOSAL 9C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Value's
acquisition of all of the assets of
Transamerica Partners Small Value
Portfolio, in exchange for
Transamerica Small Cap Value's
assumption of all of the liabilities of
Transamerica Partners Small Value
Portfolio and Class I3 shares of
Transamerica Small Cap Value, and
the distribution of the Class I3
shares of Transamerica Small Cap
Value to the holders of the
beneficial interests in Transamerica
Partners Small Value Portfolio in
complete redemption of their
Transamerica Partners Small Value
Portfolio beneficial interests, and
(ii) the dissolution of Transamerica
Partners Small Value Portfolio.

Transamerica Partners Small Value Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For      47,662,538.703     98.085%     75.327%
Against     515,631.304      1.061%      0.815%
Abstain     415,001.448      0.854%      0.656%
Broker Non-Vote   0.000      0.000%      0.000%
Total    48,593,171.455    100.000%     76.798%

PROXY II

PROPOSAL 1C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica High Quality Bond's
acquisition of all of the assets of
Transamerica Partners High Quality
Bond Portfolio, in exchange for
Transamerica High Quality Bond's
assumption of all of the liabilities of
Transamerica Partners High Quality
Bond Portfolio and Class I3 shares
of Transamerica High Quality Bond,
and the distribution of the Class I3
shares of Transamerica High
Quality Bond to the holders of the
beneficial interests in Transamerica
Partners High Quality Bond
Portfolio in complete redemption of
their Transamerica Partners High
Quality Bond Portfolio beneficial
interests, and (ii) the dissolution of
Transamerica Partners High Quality
Bond Portfolio;

Transamerica Partners High Quality Bond Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     214,694,330.108     97.272%     63.134%
Against   1,246,231.847      0.565%      0.366%
Abstain   4,773,760.642      2.163%      1.404%
Broker Non-Vote   0.000      0.000%      0.000%
Total   220,714,322.596    100.000%     64.904%

PROPOSAL 2C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Inflation-Protected
Securities' acquisition of all of the
assets of Transamerica Partners
Inflation-Protected Securities
Portfolio, in exchange for
Transamerica Inflation-Protected
Securities' assumption of all of the
liabilities of Transamerica Partners
Inflation-Protected Securities
Portfolio and Class I3 shares of
Transamerica Inflation-Protected
Securities, and the distribution of
the Class I3 shares of Transamerica
Inflation-Protected Securities to the
holders of the beneficial interests in
Transamerica Partners Inflation-
Protected Securities Portfolio in
complete redemption of their
Transamerica Partners Inflation-
Protected Securities Portfolio
beneficial interests, and (ii) the
dissolution of Transamerica Partners
Inflation-Protected Securities
Portfolio;

Transamerica Partners Inflation-Protected Securities
Portfolio
Record Date - October 14, 2016
            Shares Voted  % of Voted  % of Total
For      225,309,231.623     96.645%     87.723%
Against    1,320,597.238      0.566%      0.514%
Abstain    6,501,116.331      2.789%      2.531%
Broker Non-Vote    0.000      0.000%      0.000%
Total    233,130,945.192    100.000%     90.769%

PROPOSAL 4C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Growth's
acquisition of all of the assets of
Transamerica Partners Large
Growth Portfolio, in exchange for
Transamerica Large Growth's
assumption of all of the liabilities of
Transamerica Partners Large
Growth Portfolio and Class I3
shares of Transamerica Large
Growth, and the distribution of the
Class I3 shares of Transamerica
Large Growth to the holders of the
beneficial interests in Transamerica
Partners Large Growth Portfolio in
complete redemption of their
Transamerica Partners Large
Growth Portfolio beneficial
interests, and (ii) the dissolution of
Transamerica Partners Large
Growth Portfolio;

Transamerica Partners Large Growth Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     654,034,894.098     93.726%     77.968%
Against  22,559,755.068      3.233%      2.689%
Abstain  21,219,532.709      3.041%      2.530%
Broker Non-Vote   0.000      0.000%      0.000%
Total   697,814,181.875    100.000%     83.187%

PROPOSAL 5C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Value
Opportunities' acquisition of all of
the assets of Transamerica Partners
Large Value Portfolio, in exchange
for Transamerica Large Value
Opportunities' assumption of all of
the liabilities of Transamerica
Partners Large Value Portfolio and
Class I3 shares of Transamerica
Large Value Opportunities, and the
distribution of the Class I3 shares of
Transamerica Large Value
Opportunities to the holders of the
beneficial interests in Transamerica
Partners Large Value Portfolio in
complete redemption of their
Transamerica Partners Large Value
Portfolio beneficial interests, and
(ii) the dissolution of Transamerica
Partners Large Value Portfolio.

Transamerica Partners Large Value Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     542,891,286.773     93.320%     73.807%
Against  12,199,565.374      2.097%      1.659%
Abstain  26,662,787.607      4.583%      3.625%
Broker Non-Vote   0.000      0.000%      0.000%
Total   581,753,639.754    100.000%     79.091%

At the special meetings of shareholders held on February 24, 2017, the results were as follows:

PROXY I

PROPOSAL 7C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Core's
acquisition of all of the assets of
Transamerica Partners Small Core
Portfolio, in exchange for
Transamerica Small Cap Core's
assumption of all of the liabilities of
Transamerica Partners Small Core
Portfolio and Class I3 shares of
Transamerica Small Cap Core, and
the distribution of the Class I3
shares of Transamerica Small Cap
Core to the holders of the beneficial
interests in Transamerica Partners
Small Core Portfolio in complete
redemption of their Transamerica
Partners Small Core Portfolio
beneficial interests, and (ii) the
dissolution of Transamerica Partners
Small Core Portfolio;

Transamerica Partners Small Core Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     165,833,192.165     89.759%     73.405%
Against   5,883,422.212      3.184%      2.604%
Abstain  13,037,449.252      7.057%      5.771%
Broker Non-Vote   0.000      0.000%      0.000%
Total   184,754,063.629    100.000%     81.780%

PROXY II

PROPOSAL 3C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Core's
acquisition of all of the assets of
Transamerica Partners Large Core
Portfolio, in exchange for
Transamerica Large Core's
assumption of all of the liabilities of
Transamerica Partners Large Core
Portfolio and Class I3 shares of
Transamerica Large Core, and the
distribution of the Class I3 shares of
Transamerica Large Core to the
holders of the beneficial interests in
Transamerica Partners Large Core
Portfolio in complete redemption of
their Transamerica Partners Large
Core Portfolio beneficial interests,
and (ii) the dissolution of
Transamerica Partners Large Core
Portfolio;

Transamerica Partners Large Core Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     202,819,954.187     89.128%     73.292%
Against  11,172,329.332      4.910%      4.037%
Abstain  13,567,193.115      5.962%      4.903%
Broker Non-Vote   0.000      0.000%      0.000%
Total   227,559,476.634    100.000%     82.232%

At the special meetings of shareholders held on March
24, 2017, the results were as follows:

PROXY I

PROPOSAL 1C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Intermediate Bond's
acquisition of all of the assets of
Transamerica Partners Core Bond
Portfolio, in exchange for
Transamerica Intermediate Bond's
assumption of all of the liabilities of
Transamerica Partners Core Bond
Portfolio and Class I3 shares of
Transamerica Intermediate Bond,
and the distribution of the Class I3
shares of Transamerica Intermediate
Bond to the holders of the beneficial
interests in Transamerica Partners
Core Bond Portfolio in complete
redemption of their Transamerica
Partners Core Bond Portfolio
beneficial interests, and (ii) the
dissolution of Transamerica Partners
Core Bond Portfolio;

Transamerica Partners Core Bond Portfolio
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For    897,873,332.116     94.547%     73.892%
Against  9,926,833.752      1.045%      0.817%
Abstain 41,858,190.298      4.408%      3.445%
Broker Non-Vote  0.000      0.000%      0.000%
Total  949,658,356.166    100.000%     78.154%

At the special meetings of shareholders held on April
20, 2017, the results were as follows:

PROXY I

PROPOSAL 2C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Government Money
Market's acquisition of all of the
assets of Transamerica Partners
Government Money Market
Portfolio, in exchange for
Transamerica Government Money
Market's assumption of all of the
liabilities of Transamerica Partners
Government Money Market
Portfolio and Class I3 shares of
Transamerica Government Money
Market, and the distribution of the
Class I3 shares of Transamerica
Government Money Market to the
holders of the beneficial interests in
Transamerica Partners Government
Money Market Portfolio in complete
redemption of their Transamerica
Partners Government Money
Market Portfolio beneficial interests,
and (ii) the dissolution of
Transamerica Partners Government
Money Market Portfolio.

Transamerica Partners Government Money Market
Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     728,206,106.805     83.576%     79.731%
Against  37,510,239.648      4.305%      4.107%
Abstain 105,591,522.977     12.119%     11.561%
Broker Non-Vote   0.000      0.000%      0.000%
Total   871,307,869.429    100.000%     95.399%

PROXY II

PROPOSAL 6C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Balanced II's
acquisition of all of the assets of
Transamerica Partners Balanced
Portfolio, in exchange for
Transamerica Balanced II's
assumption of all of the liabilities of
Transamerica Partners Balanced
Portfolio and Class I3 shares of
Transamerica Balanced II, and the
distribution of the Class I3 shares of
Transamerica Balanced II to the
holders of the beneficial interests in
Transamerica Partners Balanced
Portfolio in complete redemption of
their Transamerica Partners
Balanced Portfolio beneficial
interests, and (ii) the dissolution of
Transamerica Partners Balanced
Portfolio;

Transamerica Partners Balanced Portfolio
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For     110,464,329.288     84.007%     74.225%
Against   3,966,650.837      3.017%      2.665%
Abstain  17,063,614.230     12.977%     11.466%
Broker Non-Vote   0.000      0.000%      0.000%
Total   131,494,594.355    100.000%     88.356%